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                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below), on behalf of each of them a statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, par value $.001 per share, of American Residential Services, Inc. and that this Joint Filing Agreement be included as an Exhibit to such Schedule 13D filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement this 14th day of January, 1999.

                                           Consolidation Experts LP,
                                           by its General Partner
                                           Consolidation Experts LLC

                                           By: /s/ C. Clifford Wright, Jr.
                                              -------------------------------
                                           Name:   C. Clifford Wright, Jr.
                                           Title:  Authorized Representative

                                           /s/ C. Clifford Wright, Jr.
                                           ----------------------------------
                                           C. Clifford Wright, Jr.

                                           /s/ William P. McCaughey
                                           ----------------------------------
                                           William P. McCaughey

                                           /s/ Ronald R. McCann
                                           ----------------------------------
                                           Ronald R. McCann

                                           /s/ Wes Lewis
                                           ----------------------------------
                                           Wes Lewis
                                           ----------------------------------

                                           /s/ A. Jefferson Walker III
                                           ----------------------------------
                                           A. Jefferson Walker III

                                           /s/ Rosario P. Schembari
                                           ----------------------------------
                                           Rosario P. Schembari